UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

APi Group Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
API GROUP CORPORATION
2023 Annual Meeting
API GROUP CORPORATION ATTN: LOUIS B. LAMBERT 1100 OLD HIGHWAY 8 NW NEW BRIGHTON, MN 55112-6447
V16769-P83189-Z83954-Z83955
You invested in API GROUP CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 15, 2023 at 8:30 a.m. Central Time via a live webcast at: www.virtualshareholdermeeting.com/APG2023
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
For Participants in the APi Group, Inc. Employee Stock
Smartphone users Ownership Plan:
You must vote these shares no later than 10:59 p.m.
Point your camera here and Central on June 6, 2023
vote without entering a For Participants in (1) the APi Group 401(k) & Profit control number Sharing Plan and/or (2) the APi Group Safe Harbor 401(k) & Profit Sharing Plan:
You must vote these shares no later than 10:59 p.m. Central on June 12, 2023
For Participants in the Vipond Inc. Employees’ Profit Sharing Plan:
You must vote these shares no later than 10:59 p.m. Central on June 14, 2023
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.
Voting Items Board Recommends
1. To elect ten directors for a one-year term expiring at the 2024 Annual Meeting of Shareholders:
Nominees:
1a. Sir Martin E. Franklin For 1b. James E. Lillie For 1c. Ian G. H. Ashken For 1d. Russell A. Becker For 1e. David S. Blitzer For 1f. Paula D. Loop For 1g. Anthony E. Malkin For 1h. Thomas V. Milroy For 1i. Cyrus D. Walker For 1j. Carrie A. Wheeler For
2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year. For
3. To approve, on an advisory basis, the compensation of our named executive officers. For
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